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EXHIBIT 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT

WIDEOPENWEST FINANCE, LLC,
as Borrower

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

J.P. MORGAN SECURITIES LLC,
as Second Amendment Lead Arranger

SECOND AMENDMENT TO CREDIT AGREEMENT

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 27, 2013, is entered into among WIDEOPENWEST FINANCE, LLC, a Delaware limited liability company (the "Borrower"), the PARENT GUARANTORS (as defined in the Credit Agreement referred to below), the SUBSIDIARY GUARANTORS (as defined in the Credit Agreement referred to below), certain LENDERS (as defined in the Credit Agreement referred to below) party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement referred to below (the "Administrative Agent"), amends that certain Credit Agreement, dated as of July 17, 2012, as amended by the First Amendment to Credit Agreement, dated as of April 1, 2013 (the "Existing Credit Agreement"; and the Existing Credit Agreement as modified pursuant to this Amendment, the "Credit Agreement"), among the Borrower, the Parent Guarantors, the Lenders party thereto and the Administrative Agent.

RECITALS

        WHEREAS, pursuant to Section 2.19 of the Existing Credit Agreement and other consents received from Required Lenders, the Borrower will refinance the outstanding Term B-1 Loans (the "Existing Term B-1 Loans") and, in connection therewith, the Lenders of Term B-1 Loans party hereto (the "Replacement Term B-1 Lenders") will advance an aggregate principal amount of $425,000,000 (the "Replacement Term B-1 Loans"), the proceeds of which will be used to repay outstanding principal of the Existing Term B-1 Loans (such repayment, the "Term B-1 Loan Refinancing") and for general working capital purposes (it being understood that the Required Lenders have consented to the increase of the aggregate principal amount of Replacement Term B-1 Loans to $425,000,000); and

        NOW, THEREFORE, in consideration of the covenants made hereunder, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions.    Except as expressly provided herein, capitalized terms used in this Amendment shall have the meanings set forth for such terms in the Credit Agreement.

SECTION 2.    Amendments to Existing Credit Agreement.

        (a)    Amendments to Section 1.1: Definitions.    Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

  i.
  The definition of "ABR" is hereby amended by deleting "and (d) with respect to Term Loans only, 2.00%" and replacing it with, "(d) with respect to Term Loans (except Term B-1 Loans) only, 2.00%, and (e) with respect to Term B-1 Loans only, 1.75%".

  ii.
  The definition of "Applicable ABR Margin" is hereby amended by deleting the following:

    "(a) with respect to each ABR Loan that is a Term Loan, (i) prior to the First Amendment Effective Date, 4.00% per annum and (ii) on and after the First Amendment Effective Date, (A) with respect to each ABR Loan that is a Term B Loan, (x) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is greater than 5.00 to 1.00, 3.00% per annum, and (y) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is less than or equal to 5.00 to 1.00, 2.75% per annum, and (B) with respect to each ABR Loan that is a Term B-1 Loan, 2.25% per annum"

    and replacing it with the following:

    "(a) with respect to each ABR Loan that is a Term Loan, (i) prior to the First Amendment Effective Date, 4.00% per annum, (ii) on and after the First Amendment Effective Date, with respect to each ABR Loan that is a Term B Loan, (x) if the Senior Secured Leverage Ratio as

    of the most recent Calculation Date is greater than 5.00 to 1.00, 3.00% per annum, and (y) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is less than or equal to 5.00 to 1.00, 2.75% per annum, (iii) on and after the First Amendment Effective Date and before the Second Amendment Effective Date, with respect to each ABR Loan that is a Term B-1 Loan, 2.25% per annum, and (iv) on and after the Second Amendment Effective Date, with respect to each ABR Loan that is a Term B-1 Loan, 2.00% per annum".

  iii.
  The definition of "Adjusted LIBO Rate" is hereby amended by deleting "(a) with respect to Term Loans only, 1.00% per annum" and replacing it with "(a) (i) with respect to Term Loans only (except Term B-1 Loans), 1.00% per annum and (ii) with respect to Term B-1 Loans only, 0.75% per annum".

  iv.
  The definition of "Applicable LIBOR Margin" is hereby amended by deleting the following:

    "(a) with respect to each LIBOR Loan that is a Term Loan, (i) prior to the First Amendment Effective Date, 5.00% per annum, and (ii) on and after the First Amendment Effective Date, (A) with respect to each LIBOR Loan that is a Term B Loan, (x) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is greater than 5.00 to 1.00, 4.00% per annum, and (y) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is less than or equal to 5.00 to 1.00, 3.75% per annum and (B) with respect to each LIBOR Loan that is a Term B-1 Loan, 3.25% per annum,"

    and replacing it with the following:

    "(a) with respect to each LIBOR Loan that is a Term Loan, (i) prior to the First Amendment Effective Date, 5.00% per annum, (ii) on and after the First Amendment Effective Date, with respect to each LIBOR Loan that is a Term B Loan, (x) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is greater than 5.00 to 1.00, 4.00% per annum, and (y) if the Senior Secured Leverage Ratio as of the most recent Calculation Date is less than or equal to 5.00 to 1.00, 3.75% per annum, (iii) on and after the First Amendment Effective Date and before the Second Amendment Effective Date, with respect to each LIBOR Loan that is a Term B-1 Loan, 3.25% per annum, and (iv) on and after the Second Amendment Effective Date, with respect to each LIBOR Loan that is a Term B-1 Loan, 3.00% per annum".

  v.
  The definition of "Incremental Facility Amount" is hereby amended by deleting "(a) $100,000,000" and replacing it with "(a) $75,000,000".

  vi.
  The definition of "Term B-1 Loan Commitment" is hereby amended by adding the following sentence at the end of such definition:

    "The aggregate amount of the Term B-1 Loan Commitments as of the Second Amendment Effective Date is $425,000,000."

  vii.
  Adding the following definitions in Section 1.1 of the Existing Credit Agreement in proper alphabetical order:

          ""Second Amendment" means that certain Second Amendment to Credit Agreement, dated as of November 27, 2013 by and among the Borrower, the Parent Guarantors, the Subsidiary Guarantors, Administrative Agent and certain Lenders."

          ""Second Amendment Effective Date" has the meaning set forth in Section 5 of the Second Amendment."

        (b)    Amendment to Section 2.20(b): Repricing Protection.    The first sentence of Section 2.20(b) of the Existing Credit Agreement is hereby amended by deleting "In the event that, prior to the six-month anniversary of the First Amendment Effective Date" and replacing it with "In the event that, prior to the twelve-month anniversary of the First Amendment Effective Date".

SECTION 3.    Replacement Term B-1 Loans.    Each Replacement Term B-1 Lender hereby commits to advance the amount of Replacement Term B-1 Loans as set forth opposite its name on Schedule A attached hereto pursuant to the terms and conditions hereof. The proceeds of the Replacement Term B-1 Loans shall be applied as set forth above. For the avoidance of doubt, the Lead Arranger and the Administrative Agent may agree to allow Term Loan Lenders holding Existing Term B-1 Loans under the Existing Credit Agreement to exchange their Existing Term B-1 Loans for Replacement Term B-1 Loans under the Credit Agreement on terms to be determined by the Lead Arranger and the Administrative Agent, and any such exchange shall reduce the amount of Replacement Term B-1 Loans actually funded by the Replacement Term B-1 Lenders on a dollar-for-dollar basis. The Replacement Term B-1 Loans shall constitute Term B-1 Loans under the Credit Agreement and the other Credit Documents after giving effect to this Amendment and shall have the same amortization applicable to the Term B-1 Loans immediately prior to the effectiveness of the Amendment.

SECTION 4.    Joinder to Credit Agreement.    Each Replacement Term B-1 Lender acknowledges and agrees that, upon the effectiveness of this Amendment, it shall become a "Term Loan Lender" and a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof; and shall perform all the obligations of and shall have all rights of a Term Loan Lender and a Lender thereunder.

SECTION 5.    Conditions to Effectiveness of this Amendment.    This Amendment shall become effective when all the conditions set forth in this Section 5 shall have been satisfied (provided that such conditions are satisfied no later than November 27, 2013) (the date such conditions are satisfied being the "Second Amendment Effective Date").

        (a)    Execution of Counterparts.    The Administrative Agent shall have executed this Amendment, in its capacity as Administrative Agent. The Replacement Term B-1 Lenders shall have executed this Amendment. The Administrative Agent and J.P. Morgan Securities LLC, in its capacity as lead arranger (the "Lead Arranger"), shall have received counterparts of this Amendment executed by a duly authorized officer of the Borrower, each Parent Guarantor and each Subsidiary Guarantor.

        (b)    Repayment.    The Borrower shall pay on the Second Amendment Effective Date all accrued and unpaid interest on the Existing Term B-1 Loans and any amounts owing under Section 2.20 of the Existing Credit Agreement, if any, and any other amounts owing with respect to the Existing Term B-1 Loans; provided that the Borrower shall not be required to pay any amounts accrued and owing as of the Second Amendment Effective Date pursuant to Section 2.12 of the Existing Credit Agreement.

        (c)    Legal Opinions.    The Lead Arranger and the Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, special New York counsel to the Credit Parties, (i) dated the Second Amendment Effective Date, (ii) addressed to the Administrative Agent, the Letter of Credit Issuer and the Lenders, and (iii) in form and substance reasonably satisfactory to the Administrative Agent and the Lead Arranger. The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion.

        (d)    Secretary Certificates.    The Administrative Agent shall have received a certificate of the Borrower, dated the Second Amendment Effective Date and reasonably acceptable to the Administrative Agent and the Lead Arranger, in each case with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower, and attaching (i) a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors (or similar governing body) of the Borrower (or a duly authorized committee thereof) authorizing (x) the execution, delivery and performance of this Amendment and the other Credit Documents (and any agreements relating thereto) to which it is a party and (y) in the case of the Borrower, the extensions of credit contemplated hereunder; (ii) true and complete copies of the certificate of incorporation and by-laws (or equivalent organizational documents) of the Borrower, (iii) incumbency certificates of the officers of the Borrower executing this Amendment or any other Credit Documents to which the Borrower is a party as of the Second Amendment Effective Date and (iv) to the extent available, a good standing certificate, in each case certified as of a recent date from the applicable Governmental Authority of the Borrower's jurisdiction of organization; provided that, in the case of any Credit Party other than the Borrower, in lieu of the attachments referred to in clauses (i),(ii) and (iii) of this Section 5(d), such certificate (1) may certify that.

        (e)    Fees and Expenses.    (i) The Administrative Agent and the Lead Arranger shall have received all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Lead Arranger (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent and the Lead Arranger) required to be paid to the Administrative Agent and the Lead Arranger pursuant to the Existing Credit Agreement and any separate letter agreement relating to the Second Amendment and for which invoices have been presented, no later than one Business Day prior to the Second Amendment Effective Date and (ii) the Lead Arranger and Second Amendment Documentation Agent shall have received all fees due and payable by the Borrower and otherwise required to be paid pursuant to separate letter agreements on or before the Second Amendment Effective Date.

        (f)    Representations and Warranties.

    i.
    As of the Second Amendment Effective Date, the representations and warranties contained herein, in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

    ii.
    With respect to each Credit Party, other than the Borrower, (A) since the Closing Date, there have been no changes to the certificate of incorporation and by-laws (or equivalent organizational documents) of such Credit Party, (B) the resolutions adopted by the Board of Directors (or similar governing body) of such Credit Party and attached to the secretary's certificate of such Credit Party delivered on the Closing Date have not been modified, rescinded or amended and are in full force and effect as of the Second Amendment Effective Date, and (C) no changes have been made to the incumbency certificate of the officers of such Credit Party delivered on the Closing Date by such Credit Party.

        (g)    No Default.    As of the Second Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated by this Amendment on the Second Amendment Effective Date that would constitute an Event of Default or a Default.

        (h)    Solvency.    On the Second Amendment Effective Date, immediately following the making of the Replacement Term B-1 Loans and after giving effect to the application of the proceeds of such Loans on the Second Amendment Effective Date, Holdings on a consolidated basis with its Subsidiaries will be Solvent.

        (i)    Borrowing Notice.    Prior to the making of the Replacement Term B-1 Loans, the Administrative Agent and the Lead Arranger shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3 of the Credit Agreement.

SECTION 6.    Representations and Warranties.    Each Credit Party represents and warrants as follows:

        (a)    Status.    Each of each Parent Guarantor, the Borrower and each Restricted Subsidiary (other than any Immaterial Subsidiary) (a) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified or in good standing, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect; provided, however, that each Parent Guarantor, the Borrower and the Subsidiaries may consummate any transaction permitted under Section 10.3 of the Credit Agreement.

        (b)    Power and Authority.    Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party (and, in the case of the Borrower, to borrow hereunder); (b) each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity; and (c) each Credit Party (i) has the corporate or other organizational power and authority and possesses all franchises, licenses, permits, authorizations and approvals, in each case from Governmental Authorities, necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (ii) is in compliance with all applicable statutes, laws, ordinances, rules, orders, permits, franchises and regulations of any applicable Governmental Authority, domestic or foreign (including, without limitation, those related to Hazardous Materials and substances), except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

        (c)    Authorization; No Violation.    Neither the execution, delivery or performance by any Credit Party of this Amendment, the Credit Agreement or the other Credit Documents to which it is a party nor compliance with the terms and provisions thereof nor the Term B-1 Loan Refinancing or the other transactions contemplated by this Amendment will (a) contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, except where such contravention could not reasonably be expected to have a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Parent Guarantor, the Borrower or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any indenture (including the Senior Unsecured Notes Indenture and the Senior Subordinated Notes Indenture), loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which any Parent Guarantor, the Borrower or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound, except where such breach or default could not reasonably be expected to have a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other constitutional documents of any Parent Guarantor, the Borrower or any of the Restricted Subsidiaries.

        (d)    Accuracy of Representations and Warranties.    The representations and warranties of each Credit Party set forth in the Credit Documents (including, for avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

        (e)    No Default or Event of Default.    As of the Amendment Effective Date, after giving effect to this Amendment, no Event of Default or a Default has occurred and is continuing.

SECTION 7.    Validity of Obligations and Liens.

        (a)    Validity of Obligations.    The Borrower, each Parent Guarantor and each other Credit Party acknowledges and agrees that, both before and after giving effect to this Amendment and the Credit Agreement, the Borrower, each Parent Guarantor and each other Credit Party is, jointly and severally, indebted to the Lenders and the other Secured Parties for the Obligations, without defense, counterclaim or offset of any kind and the Borrower, each Parent Guarantor and each other Credit Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity).

        (b)    Validity of Guarantees.    Each Parent Guarantor and each other Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Credit Agreement and (ii) confirms and agrees that, its guarantee under the Guarantee Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

        (c)    Validity of Liens and Credit Documents.    The Borrower, each Parent Guarantor and each other Credit Party hereby ratifies and reaffirms the validity and enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Borrower, each Parent Guarantor or any other Credit Party pursuant to the Credit Documents to which any of the Borrower, each Parent Guarantor or any other Credit Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment and the Credit Agreement, and except as expressly amended by this Amendment or pursuant to the Credit Agreement, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment and the Credit Agreement, (i) each reference in the Credit Documents to the "Credit Agreement", "thereunder", "thereof" (and each reference in the Credit Agreement to this "Agreement", "hereunder" or "hereof") or words of like import shall mean and be a reference to the Credit Agreement (as amended hereby) and (ii) all references to "Term B-1 Loans" in the Credit Documents shall be deemed to be references to the Replacement Term B-1 Loans.

SECTION 8.    Lender Consent and Authorization to Amend Other Credit Documents.

        (a)   Each of the Lenders party hereto hereby acknowledges and agrees that it has received a copy of the Credit Agreement and consents to, and authorizes the Borrower, each Parent Guarantor, each other Credit Party and the Administrative Agent to enter into such amendments, restatements, amendment and restatements, supplements and modifications to the Security Agreement, the Guarantee and the other Security Documents and Credit Documents as the Administrative Agent or the Lead Arranger deems reasonably necessary or desirable in connection with this Amendment.

        (b)   By signing below, each of the Replacement Term B-1 Lenders, in its capacity as a Lender under the Credit Agreement, hereby irrevocably authorizes and directs Credit Suisse AG, Cayman Islands Branch to execute the Second Amendment in its capacity as Administrative Agent.

SECTION 9.    Governing Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR

DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment or the Acknowledgement and Consent hereof by telecopier or electronic image scan transmission (e.g., PDF via electronic mail) shall be effective as delivery of an original executed counterpart of this Amendment or such Acknowledgement and Consent.

SECTION 11.    Execution of Amendment.    This Amendment shall be executed by the Borrower, each Parent Guarantor, each Subsidiary Guarantor, the Administrative Agent, in its capacity as Administrative Agent under the Existing Credit Agreement, and each Replacement Term B-1 Lender. Execution of this Amendment by any Person constitutes the agreement of such Person to (and results in such Person being bound by) this Amendment and the Credit Agreement.

SECTION 12.    Severability.    Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 13.    Integration.    This Amendment, the Existing Credit Agreement, the Credit Agreement, the other Credit Documents and any separate letter agreements among the Borrower and the Lead Arranger and/or its affiliates represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arranger or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the Existing Credit Agreement, the Credit Agreement, the other Credit Documents or such other letter agreements.

SECTION 14.    No Novation.    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Amendment shall be construed as a release or other discharge of the Borrower, each Parent Guarantor or any other Credit Party from any of its obligations and liabilities under the Existing Credit Agreement or the other Credit Documents, all of which are continued on the terms set forth in the Credit Agreement.

SECTION 15.    Waiver of Jury Trial.    Each of the Parent Guarantors, each of the Subsidiary Guarantors and the Borrower each hereby irrevocably and unconditionally:

        (a)   submits for itself and its property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan, New York, New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

        (b)   consents and agrees that any such action or proceeding arising out of or relating to this Amendment or any other Credit Document may be brought in any court referred to in paragraph (a) of this Section 15 and waives any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (c)   agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 13.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

        (d)   agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

        (e)   waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 15 any special, indirect, exemplary, punitive or consequential damages.

        Each of the parties hereto agrees that a final judgment in any such action or proceeding arising out of or relating to this Amendment and brought in any court referred to in paragraph (a) of this Section 15 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 16.    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 17.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the Borrower, each Parent Guarantor and each other Credit Party party hereto and their respective successors and assigns, and upon the Administrative Agent and the Lenders and each of their respective successors and assigns. Neither the Borrower's nor any Parent Guarantor's, nor any other Credit Parties' rights and obligations hereunder and any interest therein may be assigned or delegated by the Borrower, each Parent Guarantor or any other Credit Party without the prior written consent of all Lenders.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:
WIDEOPENWEST FINANCE, LLC
By:
Name:
Title:
PARENT GUARANTORS:
RACECAR ACQUISITION, LLC
By:
Name:
Title:
WIDEOPENWEST CLEVELAND, INC. WIDEOPENWEST ILLINOIS, INC. WIDEOPENWEST NETWORKS, INC. WIDEOPENWEST OHIO, INC. WOW SIGECOM, INC. WIDEOPENWEST KITE INC.
By:
Name:
Title:

SUBSIDIARY GRANTORS:

WIDEOPENWEST CLEVELAND, LLC
WIDEOPENWEST ILLINOIS, LLC
WIDEOPENWEST MICHIGAN, LLC
WIDEOPENWEST NETWORKS, LLC
WIDEOPENWEST OHIO, LLC
SIGECOM, LLC
WIDEOPENWEST CAPITAL CORP.
WIDEOPENWEST MID-MICHIGAN HOLDINGS, LLC
WIDEOPENWEST MID-MICHIGAN, LLC
By:
Name:
Title:

KITE PARENT CORP.
KNOLOGY, INC.
KNOLOGY BROADBAND, INC.
KNOLOGY OF CENTRAL FLORIDA, INC.
KNOLOGY PROVIDER SOLUTIONS GROUP, INC.
KNOLOGY OF ALABAMA, INC.
KNOLOGY OF AUGUSTA, INC.
KNOLOGY OF CHARLESTON, INC.
KNOLOGY OF COLUMBUS, INC.
KNOLOGY OF FLORIDA, LLC
KNOLOGY OF GEORGIA, INC.
KNOLOGY OF HUNTSVILLE, INC.
KNOLOGY OF KNOXVILLE, INC.
KNOLOGY OF MONTGOMERY, INC.
KNOLOGY OF NASHVILLE, INC.
KNOLOGY OF SOUTH CAROLINA, INC.
KNOLOGY OF SOUTH DAKOTA, INC.
KNOLOGY OF TENNESSEE, INC.
GLOBE TELECOMMUNICATIONS, INC.
ITC GLOBE, INC.
KNOLOGY OF THE VALLEY, INC.
VALLEY TELEPHONE CO., LLC
KNOLOGY OF THE PLAINS, INC.
KNOLOGY COMMUNITY TELEPHONE, INC.
KNOLOGY OF THE BLACK HILLS, LLC
BLACK HILLS FIBER SYSTEMS, INC.
BHFC PUBLISHING, LLC
KNOLOGY TOTAL COMMUNICATIONS, INC.
KNOLOGY OF THE WIREGRASS, INC.
WIREGRASS TELECOM, INC.
COMMUNICATIONS ONE, INC.
KNOLOGY OF KANSAS,INC.
KNOLOGY DATA CENTER SERVICES, INC.
KNOLOGY OF KENTUCKY, INC.
By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:
Name: Title:
By:
Name: Title:

[ ], as a Replacement Term B-1 Lender
By:
Name: Title:

SCHEDULE A

REPLACEMENT TERM B-1 LOAN COMMITMENTS

Replacement Term B-1 Lender	Commitment	Address
JPMMORGAN CHASE BANK, N.A.	$425,000,000	270 Park Avenue New York, New York 10017
Total	$425,000,000

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  EXHIBIT 10.6
SCHEDULE A
REPLACEMENT TERM B-1 LOAN COMMITMENTS